Exhibit 10.57
DEMAND PROMISSORY NOTE

$300,000                                                                                     Date:  April 7, 2011

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Warren Breslow, the sum of Three Hundred Thousand Dollars and no/100 ($300,000.00), together with interest of 10% per annum on the unpaid balance.

The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

”Borrower”

Aura Systems, Inc.

____________________
Melvin Gagerman
Chief Executive Officer

Dated: April 7, 2011